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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): MARCH 31, 2001





                              DVI RECEIVABLES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                               333-68043                       33-0608442
  (State or other jurisdiction of       (Commission File Number)              (I.R.S. Employer
  incorporation or organization)                                           Identification Number)


  2500 YORK ROAD
  JAMISON, PENNSYLVANIA                                                             18929
  (Address of principal executive offices)                                       (Zip Code)



Registrant's telephone number, including area code: (215) 488-5000




         ______________________________________________________________
         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending March 31, 2001, payment date April 12, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DVI Delaware Trust 1998-2
                                       -------------------------
                                             (Registrant)

                                   By: DVI Receivables Corp.
                                       Owner of Trust


Dated:  May 2, 2001                By: /s/ Steven Garfinkel
                                       ---------------------
                                       Steven Garfinkel
                                       Executive Vice President and
                                       Chief Financial Officer


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